UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2004

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Delaware	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035

(Address of principal executive offices) (Zip Code)

(503) 684-7000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits

     (c) Exhibits:

     99.1 Press Release dated January 13, 2004 of The Greenbrier Companies, Inc.

Item 9. Regulation FD Disclosure

The following information is disclosed pursuant to Item 12 on Form 8-K:

On January 13, 2004, The Greenbrier Companies, Inc. issued a press release reporting the Company’s results of operations for the quarter ended November 30, 2003. A copy of such release is attached as Exhibit 99.1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date:	January 13, 2004	By:	/s/ Larry G. Brady

Larry G. Brady Senior Vice President and Chief Financial Officer

(Principal Financial and Accounting Officer)